PIMCO Funds

Supplement Dated August 29, 2014 to the Asset Allocation Funds—Institutional Class,

Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R Prospectus (the “Prospectus”), and the Statement of Additional Information (the “SAI”), each dated July 31, 2014, each as supplemented

Reorganization of PIMCO RealRetirement® 2015 Fund into PIMCO RealRetirement® Income and Distribution Fund

As described in the Prospectus, as the PIMCO RealRetirement® 2015 Fund (the “2015 Fund”) reaches the target year indicated in its name, the 2015 Fund may be merged into the PIMCO RealRetirement® Income and Distribution Fund (the “Income and Distribution Fund”, and together with the 2015 Fund, the “Funds”), provided that PIMCO Funds’ Board of Trustees (the “Board”) determines that the combination would be in the best interests of the 2015 Fund and its shareholders. The Board has approved the reorganization of the 2015 Fund into the Income and Distribution Fund (the “Reorganization”). Under the Reorganization: (1) the assets of the 2015 Fund will be transferred to the Income and Distribution Fund in exchange solely for shares of the Income and Distribution Fund and the assumption of the 2015 Fund’s liabilities; and (2) the shares of the Income and Distribution Fund received by the 2015 Fund will be distributed by the 2015 Fund to its shareholders in complete liquidation of the 2015 Fund and in cancellation of all of the 2015 Fund’s shares. The Reorganization does not require shareholder approval.

The Board, including the Trustees who are not deemed to be “interested persons” of PIMCO Funds (the “Trust”) as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, considered the proposed Reorganization and determined that it is in the best interests of each Fund and that the interests of the existing shareholders of each Fund will not be diluted as a result of the Reorganization. The Board considered multiple factors, including, but not limited to, the Funds’ identical investment objectives, principal investment strategies, principal risks and distribution schedules and the fact that the Funds are managed by the same portfolio manager. In addition, while the fees and expenses for the Funds are mostly identical, the Income and Distribution Fund currently has a lower advisory fee as compared with the 2015 Fund, resulting in a lower total expense ratio for the Income and Distribution Fund as compared with the 2015 Fund.

The Reorganization is expected to occur on January 9, 2015, or on such other date as determined by appropriate officers of the Trust (the “Closing Date”). Purchases of 2015 Fund shares will be accepted up to and including the Closing Date. After the close of business on the Closing Date, each 2015 Fund shareholder will become the owner of a number of full and fractional shares of the Income and Distribution Fund of the same class of shares that the shareholder held in the 2015 Fund immediately prior to the Reorganization and will no longer own shares of the 2015 Fund. The number of full and fractional shares of the Income and Distribution Fund a 2015 Fund shareholder will receive in the Reorganization will be equal in value to the value of such shareholder’s shares in the 2015 Fund as of the close of business of the New York Stock Exchange on the Closing Date on a class by class basis. All issued and outstanding shares of the 2015 Fund simultaneously will be cancelled on the books of the 2015 Fund. 2015 Fund shareholders who do not wish to own Income and Distribution Fund shares may: (1) redeem 2015 Fund shares; or (2) exchange 2015 Fund shares for shares of another series of the Trust prior to the Closing Date, as described in the Prospectus and SAI.

It is anticipated that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes and that shareholders will not recognize any gain or loss in connection with the Reorganization. Qualification of the Reorganization as a tax-free transaction means, among other things, that no gain or loss will be recognized under the Internal Revenue Code of 1986, as amended, by the 2015 Fund or by the shareholders of the 2015 Fund as a result of the Reorganization, and that each shareholder’s adjusted basis for federal income tax purposes in the Income and Distribution Fund’s shares received in the Reorganization will be the same as the shareholder’s adjusted basis immediately before the transaction in the shares of the 2015 Fund exchanged therefor.

Comparison of the Funds

This section compares certain important aspects of the Funds. It provides a summary only. For additional information about the Funds, please refer to the Prospectus and the SAI, which are available at investments.pimco.com/resources and can also be obtained by calling the Trust at 888.87.PIMCO.

Investment Objectives and Policies

The Funds’ investment objectives are identical: to seek to maximize real return, consistent with preservation of real capital and prudent investment management. The investment strategies of the Funds are identical. Both Funds are designed to provide exposure to a variety of asset classes through investments in a combination of affiliated and unaffiliated funds, Fixed Income Instruments, equity securities, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private sector entities.

The Funds implement their investment strategies in the same manner. As of the Closing Date, it is anticipated that the Funds’ portfolios will be substantially similar in all material respects. The Funds’ target strategic asset allocations constitute the permissible range in which the Funds’ asset allocations may vary, as measured monthly. The Funds’ investment adviser, Pacific Investment Management Company, LLC (“PIMCO”), has the same ability to make tactical allocation adjustments to each Fund’s actual asset allocation exposures, within the ranges defined by the target strategic asset allocations. In addition, each Fund has the same ability to invest directly in securities and other financial instruments, such as derivatives.

Each Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees without shareholder approval. Each Fund’s fundamental (i.e., those investment policies that cannot be changed without the approval of Fund shareholders) and non-fundamental investment policies are identical.

Comparison of Sales Load, Distribution and Shareholder Servicing Arrangements

The distribution and shareholder servicing arrangements for each class of the Funds are identical in all material respects.

Comparison of Purchase, Redemption and Exchange Policies and Procedures

The purchase, redemption and exchange policies and procedures for each class of the Funds are identical in all material respects.

Comparison of Fees and Expenses

The Income and Distribution Fund’s annual operating expenses, both total and net (i.e., after fee waivers and/or expense reimbursements) are less than the corresponding expenses for the 2015 Fund on a class by class basis. Each Fund has Institutional Class, Class P, Administrative Class, Class D, Class A, Class C and Class R shares. Please refer to the tables below for a comparison of the total and net fees of each Fund and an explanation of the fee waiver arrangement, which is identical for each Fund.

PIMCO RealRetirement® 2015 Fund Annual Fund Operating Expenses

	Inst Class	Class P	Admin Class	Class D	Class A	Class C	Class R
Total Annual Fund Operating Expenses	1.10%	1.20%	1.35%	1.60%	1.60%	2.35%	1.85%
Fee Waiver and/or Expense Reimbursement[1]	(0.50%)	(0.50%)	(0.50%)	(0.50%)	(0.50%)	(0.50%)	(0.50%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.60%	0.70%	0.85%	1.10%	1.10%	1.85%	1.35%

[1]

Pacific Investment Management Company LLC (“PIMCO”) has contractually agreed, through July 31, 2015, to waive, first, the advisory fee and, second, the supervisory and administrative fee it receives from the Fund in an amount equal to the expenses attributable to the Management Fees of Underlying PIMCO Funds indirectly incurred by the Fund in connection with its investments in Underlying PIMCO Funds, to the extent the Fund’s Management Fees are greater than or equal to the Management Fees of the Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term.

PIMCO RealRetirement® Income and Distribution Fund

Annual Fund Operating Expenses

	Inst Class	Class P	Admin Class	Class D	Class A	Class C	Class R
Total Annual Fund Operating Expenses	1.06%	1.16%	1.31%	1.56%	1.56%	2.31%	1.81%
Fee Waiver and/or Expense Reimbursement[1]	(0.49%)	(0.49%)	(0.49%)	(0.49%)	(0.49%)	(0.49%)	(0.49%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.57%	0.67%	0.82%	1.07%	1.07%	1.82%	1.32%

[1]

Pacific Investment Management Company LLC (“PIMCO”) has contractually agreed, through July 31, 2015, to waive, first, the advisory fee and, second, the supervisory and administrative fee it receives from the Fund in an amount equal to the expenses attributable to the Management Fees of Underlying PIMCO Funds indirectly incurred by the Fund in connection with its investments in Underlying PIMCO Funds, to the extent the Fund’s Management Fees are greater than or equal to the Management Fees of the Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term.

The discussion above compares the current annual operating expenses (total and net) of each Fund as of March 31, 2014.

Pursuant to the Trust’s all-inclusive investment advisory contract and supervision and administration agreement with PIMCO, PIMCO will pay all fees and expenses, including legal and accounting expenses, printing and mailing expenses, or other similar expenses incurred in connection with the Reorganization (but not including costs incurred in connection with the purchase or sale of portfolio securities, if any). Any expenses incurred in connection with the Reorganization that may be attributable to the Income and Distribution Fund will be borne by PIMCO.

Investors Should Retain This Supplement for Future Reference

PIMCO_SUPP3_082914